                                                                     EX-99.B(16)

Schedule of Computation of Performance Quotations

(a) Average Annual Total Return Pursuant to SEC Rules

    (i) Three Month ERV
                                  n
     Using the formula:  P (1 + T)  = Three Month ERV


     Where:   P = $1,000 = initial payment

              T = average annual total return

              n =  3 = 0.250 = number of years
                  --
                  12

              Three Month ERV = $984.63 = ending redeemable value at the end of the three month period of a hypothetical $1,000 payment made at the beginning of the three month period

     Solve for:  T
                           0.250
              1,000 (1 + T)      = 984.63

                     0.250
              (1 + T)      =  984.63 = .98463
                              -------
                               1,000

                      0.250
              1 + T =         .98463 = 9.399

              T = .9399 - 1 = -.0601

              T =  -6.01% = average annual total return


(b) Aggregate Total Return Pursuant to SEC Rules

    (i) Three Month ERV

     Using the formula:  P (1 + T) = Three Month ERV

     Where:   P = $1,000 = initial payment

              T = aggregate total return

              Three Month ERV = $984.63 = ending redeemable value at the end of the three month period of a hypothetical $1,000 payment made at the beginning of the three month period

     Solve for: T

              1,000 (1 + T) = 984.63

              1 + T = 984.63 = .98463
                     -------
                       1,000

              T = .98463 - 1 = -.01537

              T = -1.54% = aggregate total return

(c) Total Return Pursuant to First Non-Standardized Computation

    (i) Three Month ERV

     Using the formula:  P (1 + T) = Three Month ERV


     Where:   P = $10,000 = initial investment

              T = aggregate total return

              Three Month ERV = $10,310 = ending redeemable value at the end of the three month period of a hypothetical $10,000 investment made at the beginning of the three month period

     Solve for:  T

              10,000 (1 + T) = 10,310

              1 + T =  10,310 = 1.031
                      -------
                       10,000

              T = 1.031 - 1 = .031

              T = 3.10% = aggregate total return

                                  n
     Using the formula:  P (1 + T)  = Three Month ERV

     Where:   P = $10,000 = initial investment

              T = average annual total return

              n =   3 = 0.250 = number of years
                   --
                   12

              Three Month ERV = $10,310 = ending redeemable value

     Solve for:  T

                            0.250
              10,000 (1 + T)      = 10,310

                     0.250
              (1 + T)      = 10,310 = 1.031
                             ------
                             10,000
                      0.250
              1 + T =        1.031 = 1.1299

              T = 1.1299 - 1 = .1299

              T = 12.99% = average annual total return


(d) Total Return Pursuant to Second Non-Standardized
    Computation:

    (i) Three Month ERV

    Using the formula:

        Three Month ERV = Ending NAV + Dividends + Capital
        Gains

    Where: Three Month ERV = ending redeemable value at the end of the three month period of a hypothetical
             $10,000 investment made at the beginning of the three month period

             Ending NAV = $10,310.23 = net asset value at the end of the three month period

             Dividends = $.07 = dividends distributed during the three month period

             Capital Gains = $0 = capital gains distributed during the three month period


     Solve for:  Three Month ERV

             Three Month ERV = $10,310.23 + $.07 + $0 =
             $10,310.30

             Three Month ERV = $10,310.30 = ending redeemable value

    Using the formula:  P (1 + T) = Three Month ERV

    Where:   P = $10,000 = initial investment

             T = aggregate total return

             Three Month ERV = $10,310.30 = ending redeemable value at the end of the three month period of a hypothetical $10,000 investment made at the beginning of the three month period


    Solve for:  T

             10,000 (1 + T) = 10,310.30

             1 + T =  10,310.30 =  1.03103
                      ---------
                        10,000

             T = 1.03103 - 1 = .03103

             T = 3.10% = aggregate total return

                                 n
    Using the formula:  P (1 + T)  = Three Month ERV


    Where:   P = $10,000 = initial investment

             T = average annual total return

             n =  3 = 0.250 = number of years
                 --
                 12

             Three Month ERV = $10,310.30 = ending redeemable value


    Solve for:  T

                           0.250
             10,000 (1 + T)     = 10,310.30

                    0.257
             (1 + T)      = 10,310.30 = 1.03103
                            ---------
                               10,000
                     0.250
             1 + T =        1.03103 = 1.1300

             T = 1.130 - 1 = .1300

             T = 13.00% = average annual total return